                                                                   Exhibit 99.11

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)          SERIES 2005-SL3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO

                                     TRUSTEE

                               OCTOBER [27], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                              COMPUTATIONAL MATERIALS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)          SERIES 2005-SL3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                             $254,280,403
Aggregate Original Principal Balance                                $255,311,318
Number of Mortgage Loans                                                   5,037

                                    MINIMUM         MAXIMUM          AVERAGE (1)
                                    -------         -------          -----------
Original Principal Balance          $9,495          $500,000             $50,687
Outstanding Principal Balance       $2,193          $499,061             $50,483

                                    MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                                    -------     -------     --------------------
Original Term (mos)                 180         180         180
Stated remaining Term (mos)         165         178         176
Loan Age (mos)                      2           15          4
Current Interest Rate:              5.050%      16.500%     9.889%
Original Loan-to-Value              12.31%      100.00%     96.62%
Credit Score (3)                    581         816         680

                                  EARLIEST        LATEST
                                  --------        ------
Maturity Date                     07/01/2019      08/01/2020

                                  PERCENT OF      YEAR OF                PERCENT OF
LIEN POSITION                     MORTGAGE POOL   ORIGINATION            MORTGAGE POOL
2nd Lien                          100.00%         2004                    0.88%
                                                  2005                   99.12%

OCCUPANCY

Primary                            92.45%         LOAN PURPOSE
Second Home                         0.66%         Purchase               80.07%
Investment                          6.88%         Refinance - Rate/Term   4.90%
                                                  Refinance - Cashout    15.04%

LOAN TYPE
Fixed Rate                        100.00%         PROPERTY TYPE
                                                  Single Family          60.48%
AMORTIZATION TYPE                                 PUD                    18.13%
Fully Amortizing                    0.00%         Condominium             9.12%
Balloon                           100.00%         2-4 Family             11.94%
                                                  Townhouse               0.33%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
RANGE OF MORTGAGE RATES    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------
7.500% or less                  515    $21,888,732        8.61%     6.813%        735       $42,502     90.29%    83.75%
7.501% to 8.000%                227     11,371,725        4.47      7.835         719        50,096     95.79     54.97
8.001% to 8.500%                229     12,319,495        4.84      8.332         708        53,797     94.85     36.99
8.501% to 9.000%                317     16,632,577        6.54      8.882         689        52,469     96.91     34.12
9.001% to 9.500%                412     19,908,390        7.83      9.346         689        48,321     96.63     31.66
9.501% to 10.000%             1,264     73,450,151       28.89      9.944         679        58,109     97.45     22.84
10.001% to 10.500%              373     19,161,336        7.54     10.357         676        51,371     96.93     28.69
10.501% to 11.000%              912     42,775,336       16.82     10.939         644        46,903     97.54     31.14
11.001% to 11.500%              224     10,679,092        4.20     11.364         668        47,675     98.17     13.01
11.501% to 12.000%              278     13,400,672        5.27     11.872         659        48,204     98.76     13.92
12.001% to 12.500%              107      5,730,325        2.25     12.334         687        53,554     98.63     12.64
12.501% to 13.000%              131      4,804,705        1.89     12.897         641        36,677     96.89      5.53
13.001% to 13.500%               25      1,024,151        0.40     13.256         665        40,966     96.80     27.22
13.501% to 14.000%                8        435,978        0.17     13.810         665        54,497     93.77     32.43
14.001% to 14.500%                6        255,264        0.10     14.434         649        42,544     98.49      0.00
14.501% to 15.000%                5        187,508        0.07     14.837         657        37,502     99.14      0.00
15.001% to 15.500%                3        244,094        0.10     15.166         713        81,365     95.42      0.00
16.001% to 16.500%                1         10,872        0.00     16.500         644        10,872     95.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.050% per annum to 16.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 9.889% per annum.

REMAINING MONTHS TO STATED MATURITY

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF                   MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
REMAINING TERMS (MONTHS)    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-------------------------------------------------------------------------------------------------------------------------
157 to 168                         3       $127,509        0.05%    10.751%        694       $42,503     93.75%    10.89%
169 to 180                      5034    254,152,894       99.95      9.888         680        50,487     96.62     32.01
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                         5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%

of the Mortgage Loans was approximately 176 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
LOAN PRINCIPAL BALANCES       LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
---------------------------------------------------------------------------------------------------------------------------
$1 to $25,000                    1,005    $18,797,058        7.39%     9.887%        684       $18,704     94.71%    48.81%
$25,001 to $50,000               2,033     72,965,392       28.69      9.841         677        35,891     96.69     43.79
$50,001 to $75,000               1,072     65,979,844       25.95      9.926         679        61,548     96.92     32.12
$75,001 to $100,000                535     46,170,047       18.16      9.962         676        86,299     96.94     22.32
$100,001 to $125,000               253     28,138,616       11.07      9.902         683       111,220     97.69     14.66
$125,001 to $150,000                84     11,592,228        4.56      9.836         690       138,003     97.65     22.82
$150,001 to $175,000                20      3,259,221        1.28      9.111         703       162,961     94.29     35.03
$175,001 to $200,000                23      4,423,193        1.74     10.351         707       192,313     91.17      8.33
$200,001 to $225,000                 5      1,042,651        0.41      9.481         705       208,530     93.41     20.78
$225,001 to $250,000                 6      1,413,092        0.56      9.613         704       235,515     94.76     17.63
$475,001 to $500,000                 1        499,061        0.20      8.375         693       499,061     79.42      0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
---------------------------------------------------------------------------------------------------------------------------

principal balance of the Mortgage Loans was approximately $50,483.

PRODUCT TYPES

                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
PRODUCT TYPES   LOANS       OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV       DOC
--------------------------------------------------------------------------------------------------------------
Balloon Loans       5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
--------------------------------------------------------------------------------------------------------------
TOTAL:              5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
--------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION    LOANS      OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Alabama                          45     $1,352,351        0.53%     9.189%        688       $30,052     98.03%    69.47%
Alaska                           22      1,197,902        0.47      9.722         667        54,450     97.19     39.34
Arizona                         271     10,808,670        4.25     10.516         672        39,884     97.02     35.83
Arkansas                          4         77,684        0.03      9.654         714        19,421     82.79      0.00
California                    1,032     82,945,225       32.62      9.861         680        80,373     96.80     18.41
Colorado                        166      7,116,531        2.80      9.576         682        42,871     97.24     44.00
Connecticut                      86      4,031,582        1.59     10.372         681        46,879     96.38     40.05
Delaware                          9        385,347        0.15      9.829         656        42,816     96.78     63.13
District of Columbia              9        686,514        0.27     10.102         702        76,279     96.88      2.84
Florida                         471     19,705,783        7.75     10.320         673        41,838     96.38     28.87
Georgia                         134      4,747,715        1.87      9.884         669        35,431     96.66     49.13
Hawaii                            7        722,186        0.28     10.592         672       103,169     94.53     32.75
Idaho                            32        805,004        0.32      9.724         685        25,156     95.82     70.63
Illinois                        239     11,959,285        4.70      9.987         674        50,039     97.63     30.78
Indiana                          45      1,160,204        0.46     10.212         668        25,782     97.39     58.92
Iowa                              9        299,360        0.12      9.124         681        33,262     98.34     64.54
Kansas                           27        846,838        0.33     10.663         639        31,364     98.86     55.73
Kentucky                         31        948,818        0.37      9.713         682        30,607     97.91     45.13
Louisiana                        45      1,525,760        0.60      9.570         680        33,906     97.82     53.93
Maine                             7        236,685        0.09     10.385         716        33,812     97.35     72.57
Maryland                        150      8,754,870        3.44     10.113         677        58,366     96.45     37.15
Massachusetts                   152      9,582,084        3.77     10.249         684        63,040     96.79     33.50
Michigan                        289      9,637,557        3.79      9.355         679        33,348     96.37     57.10
Minnesota                        63      2,592,947        1.02      9.217         684        41,158     96.33     44.30
Mississippi                      10        226,066        0.09     11.063         681        22,607     95.74     38.82
Missouri                        106      3,306,187        1.30      9.482         681        31,190     96.44     48.98
Montana                           4        165,559        0.07      9.830         710        41,390     91.81     31.31
Nebraska                         14        395,488        0.16     10.394         651        28,249     98.29     55.05
Nevada                          117      6,898,531        2.71      9.996         675        58,962     96.23     20.72
New Hampshire                    17        917,802        0.36      9.053         710        53,988     92.74     63.71
New Jersey                       79      4,642,501        1.83      9.584         691        58,766     95.86     30.16
New Mexico                       20        474,608        0.19     10.415         672        23,730     96.14     68.97
New York                        131     10,298,889        4.05      9.500         691        78,617     95.07     21.25
North Carolina                   77      2,123,263        0.84      9.943         687        27,575     97.06     49.34
North Dakota                      4        108,353        0.04      7.743         717        27,088     96.28     43.61
Ohio                             77      2,281,774        0.90     10.400         666        29,633     98.40     57.65
Oklahoma                         16        466,000        0.18      8.117         704        29,125     94.46     84.86
Oregon                          127      4,782,173        1.88      9.569         686        37,655     96.88     45.07
Pennsylvania                     40      1,583,899        0.62      9.267         691        39,597     95.75     56.03
Rhode Island                     39      2,011,511        0.79     10.839         675        51,577     97.53     27.85
South Carolina                   24        801,896        0.32     10.052         738        33,412     96.39     38.95
South Dakota                      2         55,777        0.02      7.380         784        27,889     94.08    100.00
Tennessee                        39      1,122,343        0.44      8.646         677        28,778     98.13     71.74
Texas                           290      7,457,699        2.93      9.406         702        25,716     95.64     38.22
Utah                             69      2,256,604        0.89     10.190         675        32,704     97.81     54.30
Vermont                           4        167,286        0.07      9.234         683        41,822     93.93     72.30
Virginia                        136      9,034,798        3.55     10.007         685        66,432     95.27     31.45
Washington                      178      8,328,239        3.28      9.508         689        46,788     96.84     46.37
West Virginia                     7        268,848        0.11      7.989         709        38,407     87.46     80.74
Wisconsin                        59      1,780,395        0.70     10.751         651        30,176     98.30     37.93
Wyoming                           6        197,011        0.08      9.758         667        32,835     97.64     70.37
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF COMBINED               MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
ORIGINAL LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV      DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                          6       $287,275        0.11%     7.144%        718       $47,879     41.31%    82.92%
50.01% to 55.00%                        2        149,685        0.06      8.409         678        74,842     54.49     26.64
55.01% to 60.00%                        5        334,409        0.13      9.729         695        66,882     57.56     25.66
60.01% to 65.00%                        8        582,643        0.23      7.998         700        72,830     61.92     34.26
65.01% to 70.00%                       12        929,212        0.37      7.899         698        77,434     68.63     30.50
70.01% to 75.00%                       25      1,227,991        0.48      7.173         713        49,120     73.16     67.97
75.01% to 80.00%                       63      4,822,838        1.90      7.843         702        76,553     78.73     37.11
80.01% to 85.00%                       69      3,292,183        1.29      8.735         703        47,713     83.44     52.51
85.01% to 90.00%                      661     23,372,843        9.19      9.189         711        35,360     89.40     39.54
90.01% to 95.00%                      766     32,691,039       12.86      9.743         694        42,678     94.47     38.70
95.01% to 100.00%                   3,420    186,590,284       73.38     10.115         673        54,559     99.18     29.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
------------------------------------------------------------------------------------------------------------------------------

lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately ****** of the Mortgage Loans are in a second lien

LOAN PURPOSE

                                     AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                        MORTGAGE      BALANCE        MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
LOAN PURPOSE              LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
Purchase                    3,969   $203,597,578        80.07%    10.097%        680       $51,297     97.82%    26.19%
Refinance - Cashout           760     38,231,650        15.04      9.418         674        50,305     92.15     50.41
Refinance - Rate Term         308     12,451,176         4.90      7.929         709        40,426     90.60     70.59
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                      5,037   $254,280,403       100.00%     9.889%        680       $50,483     96.62%    32.00%
-----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                       AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                          NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
PROPERTY TYPE              LOANS      OUTSTANDING       POOL        COUPON    SCORE     OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Single Family Residence       3,150   $153,788,010       60.48%     9.784%        678       $48,822     96.50%    34.08%
PUD                             870     46,096,378       18.13      9.872         682        52,984     96.52     31.90
2-4 Family                      491     30,370,711       11.94     10.355         693        61,855     96.49     20.75
Condo                           500     23,188,918        9.12      9.973         679        46,378     97.64     32.50
Townhouse                        26        836,386        0.33     10.732         645        32,169     99.77     49.99
------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                                   MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL    FULL
OPTION ONE UNDERWRITING GUID         LOANS     OUTSTANDING       POOL        COUPON    SCORE     OUTSTANDING     LTV       DOC
---------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         1        $64,487      100.00%     9.375%        656       $64,487    100.00%   100.00%
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                                 1        $64,487      100.00%     9.375%        656       $64,487    100.00%   100.00%
---------------------------------------------------------------------------------------------------------------------------------

ACCREDITED UNDERWRITING GUIDELINES
Stated Income                            624    $39,326,367       60.29%    10.298%        677       $63,023     99.30%     0.00%
Full Documentation                       454     21,068,472       32.30      9.877         637        46,406     98.70    100.00
Alternative Documentation                 82      4,794,977        7.35      9.998         646        58,475     98.52      0.00
Lite Documentation                         1         39,047        0.06      8.250         695        39,047    100.00      0.00
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             1,161    $65,228,863      100.00%    10.139%        662       $56,183     99.05%    32.30%
---------------------------------------------------------------------------------------------------------------------------------

ACOUSTIC UNDERWRITING GUIDELINES
Stated Income                            714    $44,079,489       71.79%    10.188%        666       $61,736     97.00%     0.00%
Full Documentation                       251     13,244,792       21.57     10.454         649        52,768     96.88    100.00
Limited Documentation                     61      4,075,718        6.64     10.469         648        66,815     96.84      0.00
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             1,026    $61,399,999      100.00%    10.264%        661       $59,844     96.96%    21.57%
---------------------------------------------------------------------------------------------------------------------------------

OTHER UNDERWRITING GUIDELINES
Full Documentation                     1,212    $46,997,077       36.84%     8.482%        699       $38,776     94.40%   100.00%
Stated Income                           1295     60,499,764       47.42      9.985         699        46,718     95.44      0.00
Other Documentation                      342     20,090,213       15.75     10.932         699        58,743     96.39      0.00
---------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             2,849   $127,587,055      100.00%     9.580%        699       $44,783     95.21%    36.84%
---------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                 5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                           AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
              NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
              MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
OCCUPANCY      LOANS      OUTSTANDING       POOL       COUPON    SCORE      OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------
Primary           4,440   $235,094,858       92.45%     9.823%        677       $52,949     97.03%    32.24%
Investment          555     17,499,114        6.88     10.732         721        31,530     91.30     29.03
Second Home          42      1,686,431        0.66     10.328         718        40,153     94.07     30.11
------------------------------------------------------------------------------------------------------------
TOTAL:            5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                   AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
MORTGAGE LOANS AGE   MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
(MONTHS)              LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
-------------------------------------------------------------------------------------------------------------------
2                          138     $8,216,650        3.23%    10.437%        655       $59,541     96.88%    22.15%
3                        1,621     90,045,889       35.41     10.260         679        55,550     97.01     28.06
4                        1,287     56,512,148       22.22      9.313         688        43,910     94.10     42.16
5                          663     30,452,012       11.98     10.293         674        45,931     97.48     30.64
6                          980     52,846,002       20.78      9.941         675        53,924     98.41     26.72
7                          208      9,630,392        3.79      8.775         698        46,300     96.28     40.82
8                           94      3,822,674        1.50      8.069         718        40,667     96.71     60.05
9                           29      1,863,760        0.73      8.660         705        64,268     93.77     35.67
10                          10        513,503        0.20      9.571         705        51,350     91.60      9.92
11                           4        249,862        0.10      8.188         688        62,466     73.79     20.52
13                           1         95,568        0.04     11.000         676        95,568     95.00      0.00
14                           1         13,880        0.01     10.500         742        13,880     90.00    100.00
15                           1         18,062        0.01      9.625         752        18,062     90.00      0.00
-------------------------------------------------------------------------------------------------------------------
TOTAL:                   5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
-------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                   AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
PENALTY TERM            LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV       DOC
--------------------------------------------------------------------------------------------------------------------
None                      4,061   $192,697,584       75.78%     9.894%       683        $47,451     95.85%    33.60%
6 Months                     10        839,765        0.33     10.686        663         83,977     98.66     64.59
12 Months                   132     10,181,396        4.00      9.903        675         77,132     98.92     20.58
18 Months                     1         55,417        0.02      9.490        627         55,417    100.00    100.00
24 Months                   563     35,229,628       13.85      9.943        672         62,575     99.48     25.40
30 Months                     4        186,026        0.07      9.576        635         46,506    100.00     57.83
36 Months                   204     12,102,711        4.76      9.625        671         59,327     98.48     27.26
48 Months                     1         65,497        0.03      9.250        631         65,497    100.00      0.00
60 Months                    61      2,922,379        1.15      9.736        647         47,908     96.26     53.84
--------------------------------------------------------------------------------------------------------------------
TOTAL:                    5,037   $254,280,403      100.00%     9.889%       680        $50,483     96.62%    32.00%
--------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
576 to 600                      73     $3,446,885        1.36%    10.698%        596       $47,218     97.51%    84.55%
601 to 625                     713     31,183,347       12.26     10.936         615        43,735     98.02     51.90
626 to 650                     978     48,334,951       19.01     10.606         638        49,422     97.94     33.50
651 to 675                     804     45,697,857       17.97     10.117         663        56,838     96.87     20.94
676 to 700                     773     42,178,079       16.59      9.672         688        54,564     95.99     23.04
701 to 725                     629     32,401,488       12.74      9.235         712        51,513     96.13     29.06
726 to 750                     483     25,668,574       10.09      8.923         737        53,144     95.42     29.87
751 to 775                     352     15,560,079        6.12      8.968         762        44,205     95.04     34.43
776 to 800                     191      8,389,668        3.30      8.821         785        43,925     93.92     42.46
801 to 825                      41      1,419,476        0.56      8.352         807        34,621     94.91     56.02
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                       5,037   $254,280,403      100.00%     9.889%        680       $50,483     96.62%    32.00%
-----------------------------------------------------------------------------------------------------------------------

were scored as of the Cut-off Date was approximately 680.